Exhibit 5.2

Jaime L. Chase

(202)728-7096

jchase@cooley.com

August 8, 2025

Bicycle Therapeutics plc

Blocks A & B, Portway Building

Granta Park, Great Abington

Cambridge

CB21 6GS

United Kingdom

Re: Bicycle Therapeutics plc

Ladies and Gentlemen:

We have acted as special U.S. counsel to Bicycle Therapeutics plc, a public limited company incorporated under the laws of England and Wales (the “Company”), in connection with the filing by the Company of a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement includes two prospectuses: (i) a base prospectus (the “Base Prospectus”), and (ii) a secondary offering prospectus, which covers the resale by the selling securityholders identified in such prospectus of the Company’s ordinary shares of nominal value £0.01 per share (“Ordinary Shares”), represented by American Depositary Shares (“ADSs”) (such securities, the “Resale Securities”). The Base Prospectus provides that it will be supplemented in the future by one or more prospectus supplements (each, a “Prospectus Supplement”). The Registration Statement, including the Base Prospectus (as supplemented from time to time by one or more Prospectus Supplements) and the Resale Prospectus are to provide for the registration by the Company of the sale of the following securities:

•	Ordinary Shares, which may be represented by ADSs;

•	preference shares, in one or more classes (the “Preference Shares” and, together with Ordinary Shares and ADSs, the “Shares”);

•	debt securities, in one or more series (the “Debt Securities”), which may be issued pursuant to an indenture to be dated on or about the date of the first issuance of Debt Securities thereunder, by and between a trustee to be selected by the Company (the “Trustee”) and the Company, in the form filed as Exhibit 4.3 to the Registration Statement and one or more indentures supplemental thereto with respect to any particular series of Debt Securities (the “Indenture”);

•	warrants to purchase Shares or Debt Securities (the “Warrants”), which may be issued under warrant agreements, to be dated on or about the date of the issuance of the applicable Warrants thereunder, by and between a warrant agent to be selected by the Company (the “Warrant Agent”) and the Company, in the form to be incorporated by reference as an exhibit to the Registration Statement (the “Warrant Agreement”);

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM

Bicycle Therapeutics plc

August 8, 2025

Page Two

•	rights to purchase Shares, Debt Securities or Warrants (the “Rights”), which may be issued under rights agreements, to be dated on or about the date of the issuance of the applicable Rights thereunder, by and between a rights agent to be selected by the Company (the “Rights Agent”) and the Company, in the form to be incorporated by reference as an exhibit to the Registration Statement (the “Rights Agreement”);

•	units consisting of any combination of Shares, Debt Securities, Warrants, and/or Rights, in one or more series (“Units”), which may be issued under unit agreements, to be dated on or about the date of the issuance of the applicable Units thereunder, by and between a unit agent to be selected by the Company (the “Unit Agent”) and the Company, in the form to be incorporated by reference as an exhibit to the Registration Statement (the “Unit Agreement”); and

•	the Resale Securities.

The Ordinary Shares, the Preference Shares, the Debt Securities, the Warrants, the Rights, the Units and the Resale Securities, plus any additional Ordinary Shares, Preference Shares, Debt Securities, Warrants, Rights and Units that may be registered pursuant to any registration statement that the Company may hereafter file with the Commission pursuant to Rule 462(b) under the Securities Act in connection with an offering by the Company pursuant to the Registration Statement, are collectively referred to herein as the “Securities.” The Securities are being registered for offer and sale from time to time pursuant to Rule 415 under the Securities Act.

In connection with this opinion, we have examined and relied upon (i) the Registration Statement and the Base Prospectus, and (ii) such other records, documents, certificates, opinions, memoranda and instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. As to certain factual matters, we have relied upon a certificate of an officer of the Company and have not independently verified such matters.

In rendering this opinion, we have assumed the legal capacity of all natural persons; the genuineness of all signatures; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents.

We are not hereby rendering any opinion with respect to the Resale Securities, any Ordinary Shares or ADSs issuable upon the conversion, exercise or settlement, as applicable, of any Debt Securities, any Warrants, any Rights or any Units. We have assumed that any Debt Securities, any Warrants, any Rights or any Units offered under the Registration Statement and the related Indenture, Warrant Agreement, Rights Agreement or Unit Agreement, as applicable, will be executed in the forms filed, or to be incorporated by reference, as exhibits to the Registration Statement. We have also assumed that (i) the Company is validly existing under the laws of England and Wales, has the corporate power to enter into and perform its obligations under any Debt Securities, any Indenture, any Warrants, any Rights and any Units in accordance with their terms, (ii) upon issuance, the Company will have duly authorized, executed and delivered any Debt Securities, any Indenture, any Warrants, any Rights and any Units in accordance with its organizational documents and the laws of England and Wales, (iii) any Ordinary Shares issued upon conversion of any Debt Securities, exercise of any Warrants or settlement of any Rights or that are components of any Units will be duly authorized, validly issued, fully paid and non-assessable, and (iv) the execution, delivery and performance by the Company of its obligations any Debt Securities, any Indenture, any Warrants, any Rights or any Units will not violate the laws of England and Wales or any other applicable laws (excepting from such assumption the laws of the State of New York). We have also assumed that with respect to any Debt Securities issuable upon the exercise of any Warrants or settlement of any Rights (including as components of Units), the applicable Warrants or Rights will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief including, without limitation, specific performance.

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM

Bicycle Therapeutics plc

August 8, 2025

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Our opinion herein is expressed solely with respect to the laws of the State of New York. Our opinion is based on these laws as in effect on the date hereof. We express no opinion to the extent that any other laws are applicable to the subject matter hereof and express no opinion and provide no assurance as to compliance with any federal or state securities law, rule or regulation.

On the basis of the foregoing, in reliance thereon and subject to the assumptions, qualifications, limitations and exceptions herein stated, we are of the opinion that:

1.       With respect to any series of Debt Securities issued under the Indenture and offered under the Registration Statement, provided that: (i) the Registration Statement and any required post-effective amendment thereto have become effective under the Securities Act and the Base Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the Indenture has been duly authorized by the Company and the Trustee by all necessary corporate action; (iii) the Indenture has been duly executed and delivered by the Company and the Trustee; (iv) the terms of the Debt Securities and their issuance and sale have been duly authorized by the Company by all necessary corporate action and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended; (v) the terms of the Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Company’s then operative articles of association (the “Articles of Association”), and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the notes representing the Debt Securities have been duly executed and delivered by the Company and authenticated by the Trustee pursuant to the Indenture and delivered against payment therefor, then the Debt Securities, when issued and sold as contemplated in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s) and in accordance with the Indenture and a duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise of any Warrants or settlement of any Rights in accordance with their terms, will be binding obligations of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether considered in a proceeding at law or in equity).

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM

Bicycle Therapeutics plc

August 8, 2025

Page Four

2.       With respect to the Warrants issued under a Warrant Agreement and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have become effective under the Securities Act and the Base Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the applicable Warrant Agreement has been duly authorized by the Company and the Warrant Agent by all necessary corporate action; (iii) the applicable Warrant Agreement has been duly executed and delivered by the Company and the Warrant Agent; (iv) the issuance and terms of the Warrants have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement and as described in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Association, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Warrants have been duly executed and delivered by the Company and authenticated by the Warrant Agent pursuant to the applicable Warrant Agreement and delivered against payment therefor, then the Warrants, when issued and sold in accordance with the applicable Warrant Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be binding obligations of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether considered in a proceeding at law or in equity).

3.       With respect to the Rights issued under a Rights Agreement and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have become effective under the Securities Act and the Base Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the applicable Rights Agreement has been duly authorized by the Company and the Rights Agent by all necessary corporate action; (iii) the applicable Rights Agreement has been duly executed and delivered by the Company and the Rights Agent; (iv) the issuance and terms of the Rights have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Rights and of their issuance and sale have been duly established in conformity with the applicable Rights Agreement and as described in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Association, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Rights have been duly executed and delivered by the Company and authenticated by the Rights Agent pursuant to the applicable Rights Agreement and delivered against payment therefor, then the Rights, when issued and sold in accordance with the applicable Rights Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be binding obligations of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether considered in a proceeding at law or in equity).

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM

Bicycle Therapeutics plc

August 8, 2025

Page Five

4.       With respect to the Units issued under a Unit Agreement and offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendment thereto have become effective under the Securities Act and the Base Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been delivered and filed as required by such laws; (ii) the applicable Unit Agreement has been duly authorized by the Company and the Unit Agent by all necessary corporate action; (iii) the applicable Unit Agreement has been duly executed and delivered by the Company and the Unit Agent; (iv) the issuance and terms of the Units have been duly authorized by the Company by all necessary corporate action; (v) the terms of the Units, including as to any Shares, Debt Securities, Warrants or Rights that are components of such Units, and of their issuance and sale have been duly established in conformity with the applicable Unit Agreement and as described in the Registration Statement, the Base Prospectus and the related Prospectus Supplement(s), so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, so as to be in conformity with the Articles of Association, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (vi) the Units, including as to any Shares, Debt Securities, Warrants or Rights that are components of such Units, have been duly executed and delivered by the Company and authenticated by the Unit Agent pursuant to the applicable Unit Agreement and delivered against payment therefor, then the Units, when issued and sold in accordance with the applicable Unit Agreement and a duly authorized, executed and delivered purchase, underwriting or similar agreement, will be binding obligations of the Company, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally, and by general equitable principles (regardless of whether considered in a proceeding at law or in equity).

Our opinion set forth above is limited to the matters expressly set forth in this letter, and no opinion has been or should be implied, or may be inferred, beyond the matters expressly stated. This opinion speaks only as to law and facts in effect or existing as of the date hereof, and we have no obligation or responsibility to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM

Bicycle Therapeutics plc

August 8, 2025

Page Six

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption “Legal Matters” in the Base Prospectus. We further consent to the incorporation by reference of this opinion into any registration statement filed pursuant to Rule 462(b) under the Securities Act with respect to additional Securities. In giving such consents, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

Very truly yours,

Cooley LLP

By:	/s/ Jaime L. Chase
Jaime L. Chase

COOLEY LLP 1299 PENNSYLVANIA AVENUE NW, SUITE 700 WASHINGTON, DC 20004-2400

T: (202) 842-7800 F: (202) 842-7899 COOLEY.COM